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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AFFORDABLE RESIDENTIAL COMMUNITIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

EXPLANATORY PARAGRAPH

        This Definitive Form of Proxy Card filed June 18, 2007 is hereby revised to include the correct toll-free telephone number that stockholders may use for telephonic proxy authorization.

FORM OF PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS OF
AFFORDABLE RESIDENTIAL COMMUNITIES INC.
July 27, 2007

        MAIL—Please mark each proposal, sign, date and mail your proxy card in the envelope provided as soon as possible.

OR

TELEPHONE—Call toll-free (800) 776-9437 from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

OR

INTERNET—Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at (800) 776-9437 or www.voteproxy.com up until 11:59 pm Eastern Time the day before the cut-off or meeting date.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL SET FORTH BELOW.

------------------------------------------------------------------------------------------------------------------------------------------
Please detach along perforated line and mail
in the envelope provided.

	FOR	AGAINST	ABSTAIN
Proposal 1: To approve the sale of substantially all of our assets, including the operating assets used in our manufactured home communities business and our retail sales and financing businesses, but excluding our recently acquired insurance subsidiary, NLASCO Inc.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
Proposal 2. To approve any motion to adjourn or postpone the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the foregoing proposals.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, the terms of each of which are incorporated by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above.

Signature of		Signature of
Stockholder	Date	Stockholder	Date

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
for the Special Meeting of Stockholders to be held July 27, 2007

The undersigned hereby appoints Scott L. Gesell and Larry D. Willard, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to attend, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present at, and to otherwise represent the undersigned at the Special Meeting of Stockholders of Affordable Residential Communities Inc. to be held on July 27, 2007, at 9:00 a.m., local Denver time, at the Wyndham Hotel Denver Tech Center, 7675 E. Union Avenue, Denver, CO 80237, and any postponements or adjournments thereof, with all powers that the undersigned would have if personally present thereat.

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed on the reverse side. Unless a contrary direction is indicated, the votes entitled to be cast by the undersigned will be cast "FOR" Proposals 1 and 2. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the special meeting or any postponements or adjournments thereof.

IMPORTANT—TO BE SIGNED AND DATED ON REVERSE SIDE

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SPECIAL MEETING OF STOCKHOLDERS OF AFFORDABLE RESIDENTIAL COMMUNITIES INC. July 27, 2007